                                                                   Exhibit 99.01

                    IVEY MECHANICAL COMPANY (a Partnership)

                         COMBINED FINANCIAL STATEMENTS
                For the Years Ended June 30, 1998, 1997 and 1996

                                    CONTENTS

                                                                            Page
                                                                            ----
Independent Auditors' Report............................................... F-1
Financial Statements:
  Combined Balance Sheets.................................................. F-2

  Statements of Income and Partnership Equity.............................. F-3

  Statements of Cash Flows................................................. F-4

  Notes to Combined Financial Statements................................... F-5

                         INDEPENDENT AUDITORS' REPORT

To The Partners
Ivey Mechanical Company
Kosciusko, Mississippi

  We have audited the accompanying balance sheets of Ivey Mechanical Company (a partnership) as of June 30, 1998, 1997 and 1996, and the related statements of income and partnership equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ivey Mechanical Company (a partnership) as of June 30, 1998, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted principles.

Davenport, Holliday, and Spring

Ridgeland, Mississippi
July 24, 1998
 (except for Note Q, as to which the date is July 31, 1998)

                    IVEY MECHANICAL COMPANY (a partnership)

                            COMBINED BALANCE SHEETS

                          June 30, 1998, 1997 and 1996

                                             1998         1997         1996
                                          -----------  -----------  -----------
                 ASSETS
CURRENT ASSETS
  Cash--Note O..........................  $ 4,818,133  $ 3,782,651  $ 2,935,962
  Contracts receivable, including
   retainage, Note C....................   21,043,142   11,300,717   18,210,440
  Accounts receivable, trade............    1,456,523      658,856      414,903
  Accounts receivable, other............      319,362       33,559       41,423
  Inventories...........................      115,843       81,049      119,424
  Costs and estimated earnings in excess
   of billings on uncompleted
   contracts--Note D....................    1,182,235      748,453      589,100
  Prepaid expenses......................      150,690      129,600      140,343
                                          -----------  -----------  -----------
    TOTAL CURRENT ASSETS................   29,085,928   16,734,885   22,451,595
AFFILIATES RECEIVABLE/PAYABLE...........          --       158,992        4,285
INVESTMENTS, AFFILIATES.................          --           --           700
FIXED ASSETS, at cost--Note G
  Land and buildings....................      128,584       32,337       31,436
  Office furniture and fixtures.........    2,123,566    1,867,489    1,750,640
  Machinery and equipment...............    2,903,812    1,762,325    1,725,653
                                          -----------  -----------  -----------
                                            5,155,962    3,662,151    3,507,729
  Less accumulated depreciation.........   (3,344,209)  (2,938,979)  (2,746,423)
                                          -----------  -----------  -----------
                                            1,811,753      723,172      761,306
                                          -----------  -----------  -----------
OTHER ASSETS
  Goodwill..............................      162,368          --           --
  Other assets..........................      433,333          --           --
                                          -----------  -----------  -----------
                                              595,701          --           --
                                          -----------  -----------  -----------
                                          $31,493,382  $17,617,049  $23,217,886
                                          ===========  ===========  ===========
           LIABILITIES AND OWNERS' EQUITY
CURRENT LIABILITIES
  Current maturities of long-term debt--
   Note G...............................  $   561,848  $       --   $   154,518
  Accounts payable--Note E..............    8,750,082    5,058,000    9,168,816
  Accrued expenses and withholdings.....    4,497,682    3,218,691    2,825,822
  Billings in excess of costs and
   estimated earnings on uncompleted
   contracts--Note D....................    8,610,661    3,607,828    5,750,155
                                          -----------  -----------  -----------
    TOTAL CURRENT LIABILITIES...........   22,420,273   11,884,519   17,899,311
LONG-TERM DEBT, net of current portion--
 Note G.................................    2,130,695          --       387,165
MINORITY INTEREST IN JOINT VENTURE--
 Note K                                         4,299        4,253        6,602
OWNERS' EQUITY
  Partnership equity....................    6,938,115    5,728,277    4,924,808
                                          -----------  -----------  -----------
                                          $31,493,382  $17,617,049  $23,217,886
                                          ===========  ===========  ===========

                       See notes to financial statements.

                    IVEY MECHANICAL COMPANY (a partnership)

                  STATEMENTS OF INCOME AND PARTNERSHIP EQUITY
                    Years Ended June 30, 1998, 1997 and 1996

                                           1998         1997         1996
                                       ------------  -----------  -----------
CONTRACT REVENUES EARNED.............. $ 99,301,414  $80,096,871  $72,975,666
OTHER REVENUES........................    6,550,382    4,250,457    4,273,376
                                       ------------  -----------  -----------
                                        105,851,796   84,347,328   77,249,042
                                       ------------  -----------  -----------
COST OF CONTRACT REVENUES.............   86,275,033   71,294,006   65,676,981
COST OF OTHER REVENUES................    4,902,200    2,871,802    2,782,908
                                       ------------  -----------  -----------
                                         91,177,233   74,165,808   68,459,889
                                       ------------  -----------  -----------
    GROSS MARGIN......................   14,674,563   10,181,520    8,789,153
APPLIED OVERHEAD......................    5,606,229    5,339,929    4,805,506
                                       ------------  -----------  -----------
    GROSS PROFIT......................    9,068,334    4,841,591    3,983,647
TOTAL GENERAL AND ADMINISTRATIVE
 EXPENSES.............................    9,363,983    6,379,448    5,675,174
LESS APPLIED OVERHEAD.................   (5,606,229)  (5,339,929)  (4,805,506)
                                       ------------  -----------  -----------
GENERAL, SELLING AND ADMINISTRATIVE
 EXPENSES, net of applied overhead--
 Schedule I...........................    3,757,754    1,039,519      869,668
                                       ------------  -----------  -----------
    NET INCOME FROM OPERATIONS........    5,310,580    3,802,072    3,113,979
OTHER INCOME (EXPENSE)--Schedule II...     (598,706)    (425,263)    (367,497)
                                       ------------  -----------  -----------
    NET INCOME BEFORE MINORITY
     INTERESTS........................    4,711,874    3,376,809    2,746,482
EARNINGS (LOSS) FROM MINORITY
 INTEREST--
 Notes K and P........................          (46)      (2,413)       1,956
                                       ------------  -----------  -----------
    NET INCOME........................    4,711,828    3,374,396    2,748,438
PARTNERSHIP EQUITY, BEGINNING OF
 YEAR.................................    5,728,277    4,924,808    4,262,124
DISTRIBUTIONS.........................   (3,501,990)  (2,570,927)  (2,085,754)
                                       ------------  -----------  -----------
    PARTNERSHIP EQUITY, END OF YEAR... $  6,938,115  $ 5,728,277  $ 4,924,808
                                       ============  ===========  ===========

                       See notes to financial statements.

                    IVEY MECHANICAL COMPANY (a partnership)

                            STATEMENTS OF CASH FLOWS
                    Year Ended June 30, 1998, 1997, and 1996

                                            1998        1997         1996
                                         ----------  -----------  -----------
Cash flows from operating activities:
Net income.............................. $4,711,828  $ 3,374,396  $ 2,748,438
Adjustment to reconcile net income to
 net cash provided by operating
 activities:
 Depreciation and amortization..........    591,241      231,741      243,317
 (Gain) loss on sale of assets..........     (4,805)      (7,528)      (3,991)
 (Increase) decrease in:
 Contracts receivable................... (9,742,425)   6,909,723   (5,084,587)
 Affiliate receivable/payable...........    158,992     (154,707)    (102,200)
 Accounts receivable, other.............   (285,803)       7,864      148,964
 Accounts receivable, trade.............   (797,667)    (243,953)    (414,903)
 Inventories............................    (34,794)      38,375      (14,397)
 Prepaid expenses.......................    (21,090)      10,743      (15,314)
 Costs and estimated earnings in excess
  of billings on uncompleted
  contracts.............................   (433,782)    (159,353)     (83,441)
 Other Assets...........................   (240,392)
Increase (decrease) in:
 Accounts payable.......................  3,692,082   (4,110,816)   3,224,171
 Billings in excess of costs and
  estimated earnings on uncompleted
  contracts.............................  5,002,833   (2,142,327)   1,669,868
 Accrued expenses and payroll taxes.....  1,278,991      392,869    1,033,554
                                         ----------  -----------  -----------
   Net cash provided by operating
    activities..........................  3,875,209    4,147,027    3,349,479
Cash flows from investing activities:
 Purchase of property, plant and
  equipment.............................   (709,691)    (270,589)    (394,710)
 Proceeds from sale of property, plant
  and equipment.........................     21,283       84,510        7,900
 Investment in affiliate................        --           700          --
 Increase (decrease) in minority
  interest..............................         46       (2,349)     (71,674)
                                         ----------  -----------  -----------
   Net cash used by investing
    activities..........................   (688,362)    (187,728)    (458,484)
Cash flows from financing activities:
 Payment on debt obligations............   (299,375)    (541,683)    (139,335)
 Proceeds from issuance of long-term
  debt..................................  1,650,000          --           --
 Partner distributions paid............. (3,501,990)  (2,570,927)  (2,085,754)
                                         ----------  -----------  -----------
   Net cash provided (used) by financing
    activities.......................... (2,151,365)  (3,112,610)  (2,225,089)
 Net increase (decrease) in cash........  1,035,482      846,689      665,906
Cash--beginning of year.................  3,782,651    2,935,962    2,270,056
                                         ----------  -----------  -----------
Cash--end of year....................... $4,818,133  $ 3,782,651  $ 2,935,962
                                         ==========  ===========  ===========
Cash paid during the year for:
 Interest............................... $  243,129  $    42,248  $    85,863
Noncash investing and financing
 transactions:
 Acquisition of certain net assets of
  Lexington Mechanical Company, Inc.
  through long-term financing
  arrangements:
 Fixed assets........................... $  885,233
 Goodwill...............................    168,368
 Other assets...........................    288,317
                                         ----------
                                         $1,341,918
                                         ==========

                       See notes to financial statements

                    IVEY MECHANICAL COMPANY (a partnership)

                    NOTES TO COMBINED FINANCIAL STATEMENTS
                         June 30, 1998, 1997 and 1996

NOTE A--ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization and Basis of Presentation

  Ivey Mechanical Company (the Company) is a partnership organized as a Mississippi general partnership on October 1, 1990, upon execution of the Agreement of Partnership of Ivey Mechanical Company (the Partnership Agreement) by and between Ivey's, Inc., a Mississippi corporation and Ivey Mechanical Corporation, a Mississippi corporation (collectively, the General Partners). The combined financial statements include the accounts of the Company, Barnes-Ivey Mechanical Company, LLC (formerly J. J. Barnes Mechanical Company, LLC) (99% ownership), Lexington/Ivey Mechanical Company, LLC (99% ownership), and Ivey Mechanical Services, LLC (100% ownership). All significant intracompany accounts have been eliminated except for those transactions involving the fabrication division of Ivey Mechanical Company disclosed in Note N.

 Business Activity

  The Company enters into contracts for all types of mechanical construction and operates out of divisional offices located in Mississippi, Georgia, Tennessee, North Carolina, Kentucky and Texas. The Company's projects include healthcare, correctional, manufacturing and industrial facilities, among others.

 Revenue and Cost Recognition

  Revenues from construction contracts are recognized on the percentage-of-completion method in the ratio that costs incurred bears to estimated cost at completion. Contract costs include all direct costs and those indirect costs related to contract performance such as indirect labor, supplies, tools and payroll taxes. A portion of general and administrative expense is allocated to contracts in process and included in cost of sales at the time of revenue recognition. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Estimated earnings are included in revenues when their realization is reasonably assured. The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "Billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenue recognized.

 Receivables

  Receivables are stated at estimated net realizable values. Anticipated bad debts are considered by management to be negligible and, accordingly, no provision for bad debts has been included in the accompanying statements. The Company extends credit to its customers in the normal course of business and does not require collateral on its outstanding receivables.

 Other Assets

  Other long-term assets include certain employment agreements associated with the acquisition of certain assets from Lexington Mechanical Company, Inc. The Company is amortizing these assets over the terms of these agreements (60 months) using the straight-line method.

 Goodwill

  Goodwill resulting from the purchase of Lexington Mechanical Company, Inc. is amortized by the Company over fifteen years using the straight-line method.

                    IVEY MECHANICAL COMPANY (a partnership)

                         June 30, 1998, 1997 and 1996


 Inventories

  Inventories of material not allocable to job costs are valued at the lower of cost or net realizable value as determined on the first-in, first-out method.

 Property, Plant, and Equipment

  Property, plant and equipment is stated at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of the assets. Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments which significantly extend the useful lives of existing property, plant and equipment, are capitalized and depreciated. Upon retirement or disposition of property, plant and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in income.

 Income Taxes

  The accompanying combined financial statements do not contain a provision for income taxes for Ivey Mechanical Company (a partnership), Barnes-Ivey Mechanical Company, LLC, Lexington/Ivey Mechanical Company, LLC or Ivey Mechanical Services, LLC. Pursuant to the legal form of operation of these entities, under current Internal Revenue Service (IRS) regulations, the profits of these entities are recognized by the individual partners or members in their respective income tax returns.

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Reclassification

  Certain prior year amounts have been reclassified to conform to the current year presentation.

NOTE B--TRANSACTIONS WITH RELATED PARTIES

  The Company rents offices, warehouse buildings and land from J. Marlin Ivey, a shareholder of a corporation with common ownership, on a monthly basis for $16,750 per month.

  A shareholder of a corporation with common ownership is on the board of directors of a bank at which the Company has material cash deposits. However, the Company does not have any outstanding loans at the aforementioned bank.

  The Company has related party transactions with other entities in which it has a financial interest. These relationships are as follows:

Ivey National Corporation

  This corporation is the 100% owner (parent) of Ivey's, Inc. Ivey's, Inc. is a general partner in Ivey Mechanical Company. The primary activity between Ivey's, Inc., and Ivey National Corporation is the payment of dividends by Ivey's, Inc. to its parent.

                    IVEY MECHANICAL COMPANY (a partnership)

                         June 30, 1998, 1997 and 1996

NOTE C--CONTRACTS RECEIVABLE

  Contracts receivable consisted of the following at June 30:

                                          1998          1997          1996
                                      ------------  ------------  ------------
Contracts completed, including
 retainage..........................  $  4,011,227  $  2,394,453  $  2,115,162
Contracts in progress...............    12,540,246     7,110,642    13,340,261
Retainage on contracts in progress..     4,491,669     1,795,622     2,755,017
                                      ------------  ------------  ------------
                                      $ 21,043,142  $ 11,300,717  $ 18,210,440
                                      ============  ============  ============

NOTE D--COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

                                          1998          1997          1996
                                      ------------  ------------  ------------
Costs incurred on uncompleted
 contracts..........................  $ 75,208,504  $ 48,817,952  $ 56,846,174
Estimated earnings..................     3,616,501     1,186,116       682,459
                                      ------------  ------------  ------------
                                        78,825,005    50,004,068    57,528,633
Less billings to date...............   (86,253,431)  (52,863,443)  (62,689,688)
                                      ------------  ------------  ------------
                                      $ (7,428,426) $ (2,859,375) $ (5,161,055)
                                      ============  ============  ============

  Included in the accompanying balance sheet under the following captions:

Costs and estimated earnings in
 excess of billings on uncompleted
 contracts..........................  $  1,182,235  $    748,453  $    589,100
Billings in excess of costs and
 estimated earnings on uncompleted
 contracts..........................    (8,610,661)   (3,607,828)   (5,750,155)
                                      ------------  ------------  ------------
                                      $ (7,428,426) $ (2,859,375) $ (5,161,055)
                                      ============  ============  ============

NOTE E--ACCOUNTS PAYABLE AND AMOUNTS DUE SUBCONTRACTORS

  Accounts payable include amounts due to subcontractors totaling $843,969, $263,424 and $457,548, for 1998, 1997 and 1996, respectively, which have been retained pending completion and customer acceptance of jobs.

NOTE F--NOTE PAYABLE, LINE OF CREDIT

  Ivey Mechanical Company has obtained from Trustmark National Bank an unsecured working capital line of credit for $4,000,000, which expires October 31, 1998. There were no borrowings outstanding on this line of credit at June 30, 1998.

  Ivey Mechanical Company has also obtained from Trustmark National Bank, an acquisition line of credit for $3,000,000, which expires November 30, 1998. Borrowings of $1,000,000 are to be repaid at 7.75% interest over 60 monthly payments. This $1,000,000 term note is collateralized by machinery and equipment. See Note G.

                    IVEY MECHANICAL COMPANY (a partnership)

                          June 30, 1998, 1997 and 1996


NOTE G--LONG-TERM DEBT

  Long-term debt at June 30, 1998, 1997 and 1996 consists of the following:

                                                       1998     1997    1996
                                                    ----------  ----- ---------
8.25% note payable to bank in monthly installments
 of $10,019, due July 10, 1997, secured by
 equipment........................................  $      --   $ --  $ 339,087
8.25% note payable to bank in monthly installments
 of $6,083, due July 10, 1997, secured by
 equipment........................................         --     --    202,596
7.25% secured note payable to bank, due July 10,
 1997.............................................         --     --        --
6.70% secured note payable to bank, due October 7,
 1996.............................................         --     --        --
7.75% note payable to bank in monthly installments
 of $20,144, due December 2002, secured by
 machinery and equipment..........................     916,064    --        --
8.25% note payable to bank in monthly installments
 of $13,258, due September 2002, secured by
 furniture and equipment..........................     568,753    --        --
8.0% note payable to individual in 10 semi-annual
 installments of $134,191 principal, plus
 interest, due July 2002 secured by membership
 interest in Lexington Ivey Mechanical LLC........   1,207,726    --        --
                                                    ----------  ----- ---------
                                                     2,692,543    --    541,683
  Less Current Portion............................    (561,848)   --   (154,518)
                                                    ----------  ----- ---------
    Long-Term Debt................................  $2,130,695  $ --  $ 387,165
                                                    ==========  ===== =========

  The following is a schedule of maturities of long-term debt as of June 30, 1998:

   1999............................................................... $ 561,848
   2000...............................................................   586,045
   2001...............................................................   612,238
   2002...............................................................   640,593
   2003...............................................................   291,819
                                                                       ---------
                                                                       2,692,543
                                                                       =========

  Interest expense totaled $243,129, $42,248 and $85,863 for the years ended June 30, 1998, 1997 and 1996, respectively.

NOTE H--COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company is engaged in various lawsuits arising in the ordinary course of business. In the opinion of management, based upon advice of counsel, the ultimate outcome of these lawsuits should not have a material impact on the Company's combined financial statements.

                    IVEY MECHANICAL COMPANY (a partnership)

                         June 30, 1998, 1997 and 1996

 Self-Insured Medical Benefit Plan

  The Company maintains a self-insured program for that portion of health care costs not covered by insurance. The Company is liable for claims up to $35,000 per employee annually or net claims paid in any year which exceed the aggregate attachment point. The aggregate attachment point is defined as the total number of employees covered on the first day of each plan month during the year multiplied by $165.08. The Company is liable for claims up to $2,000,000 per employee in a lifetime. Self-insurance costs are based upon the Company's claims experience.

 Self-Insured Workers' Compensation Plan

  The Company is self-insured for workers' compensation benefits. This plan is administered by the Argonaut for claims incurred after July 1, 1996. Claims incurred prior to July 1, 1996, are administered by Zurich Insurance Company, the former administrator. The amounts charged to expense for workers' compensation were based on actual and estimated claims incurred. As of June 30, 1998, 1997 and 1996, the Company has recorded liabilities of $331,541, $361,763 and $550,000, respectively, for actual reserved claims and $559,116, $647,992 and $0, respectively, for claims incurred but not reported (IBNR). These amounts are included in other accrued expenses in the accompanying balance sheets.

NOTE I--BACKLOG

  The following schedule shows a reconciliation of backlog representing signed contracts in existence at June 30, 1998, 1997 and 1996:

                                           1998          1997          1996
                                       ------------  ------------  ------------
Balance, beginning of year............ $ 70,258,677  $ 62,574,682  $ 45,075,572
New contracts and adjustments.........  100,965,867    87,684,288    90,486,817
                                       ------------  ------------  ------------
                                        171,224,544   150,258,970   135,562,389
Less contract revenue earned..........  (99,301,414)  (80,000,293)  (72,987,707)
                                       ------------  ------------  ------------
Balance, end of year.................. $ 71,923,130  $ 70,258,677  $ 62,574,682
                                       ============  ============  ============

NOTE J--PROFIT DISTRIBUTION

  The General partners of the Company, Ivey Mechanical Corporation and Ivey's, Inc., are participants in an agreement that allows for the profits of the Partnership to be divided as follows:

  1. From inception to June 30, 1991, Ivey Mechanical Corporation received 60% and Ivey's, Inc., received 40% of divisible profits.

  2. After June 30, 1991, Ivey Mechanical Corporation receives 75% and Ivey's, Inc., receives 25% of divisible profits.

  3. If any party contributes additional capital to the joint venture it will receive a 12% annual return on its investments.

  4. Ivey's, Inc., may receive its share of the profits annually in cash. Under the agreement, it is to receive a minimum of $150,000, or its share, whichever is less.

                    IVEY MECHANICAL COMPANY (a partnership)

                         June 30, 1998, 1997 and 1996


NOTE K--ADVANCES TO AND EQUITY IN JOINT VENTURE

  In July, 1992, Ivey Mechanical Company and Hess Mechanical Corporation (an unrelated company) completed the formation of a partnership, Ivey-Hess Joint Venture (Ivey-Hess) for the purpose of securing a contract and performing mechanical construction on the Francis Scott Key Medical Center--Phase II Redevelopment--Acute Patient Tower in Baltimore, Maryland. The partnership is owned 55% by Ivey Mechanical Company, and 45% by Hess Mechanical Corporation.

  In June, 1995, Ivey Mechanical Company and R. T. Contractors, Inc. (an unrelated company) completed the formation of a partnership, Ivey/R. T., A Joint Venture (Ivey/R.T.) for the purpose of securing a contract with Fluor Daniel, Inc. and performing mechanical construction on the Mercedes Automobile Manufacturing Facility in Tuscaloosa, Alabama. The partnership is owned 75% by Ivey Mechanical Company and 25% by R. T. Contractors, Inc.

NOTE L--EMPLOYEE BENEFIT PLAN

  Ivey's, Inc. established the Ivey's, Inc. Salary Reduction Plan (the Plan) on May 1, 1975. The Plan as amended allows participants to make contributions to a related trust. Employees of Ivey Mechanical Company, Barnes-Ivey Mechanical Company, LLC, Lexington/Ivey Mechanical Company, LLC and Ivey Mechanical Corporation who meet eligibility requirements defined in the plan documents, as amended, are eligible to participate in the Plan. For every dollar an employee contributes (up to 4% of one's income on a pretax basis), the Company will make a 50% matching contribution. In 1998, 1997 and 1996 the charges to operations for matching contributions were $178,027, $109,036 and $96,382, respectively.

  Although it has not expressed any intention to do so, the Company has the right to terminate the Plan at any time. In the event the Plan terminates, 100% of the participant's account balance becomes vested, but no more Company contributions will be made. However, in the event a participant terminates service with the Company, or the participant is terminated, he will receive only his vested benefits as determined by the vesting provisions of the Plan.

NOTE M--OPERATING LEASE COMMITMENTS

  Leases that do not meet the criteria for capitalization are classified as operating leases with related rentals charged to operations as incurred.

  The following is a schedule by year of future minimum lease payments under operating leases as of June 30, 1998, that have initial or remaining lease terms in excess of one year.

   1999................................................................ $421,187
   2000................................................................  291,695
   2001................................................................  135,576
   2002 and Thereafter.................................................   65,175
                                                                        --------
                                                                        $913,633
                                                                        ========

  Total rental expense for the years ended June 30, 1998, 1997 and 1996, for all operating leases was $437,083, $490,397 and $429,834, respectively.

                    IVEY MECHANICAL COMPANY (a partnership)

                         June 30, 1998, 1997 and 1996


NOTE N--INTRA-COMPANY TRANSACTIONS

  The Company had the following intra-company transactions between the construction and fabrication divisions of Ivey Mechanical Company for the years ending June 30, 1998, 1997 and 1996:

                                                 1998       1997       1996
                                              ---------- ---------- ----------
Fabrication Division Sales to the
 Construction Division....................... $3,941,375 $2,929,652 $3,442,509
                                              ========== ========== ==========

  Management has included these sales as Other Revenues and Cost of Contract Revenues in the accompanying Statement of Income for consistency purposes.

NOTE O--CONCENTRATION OF CREDIT RISK

  During the years ended June 30, 1998, 1997 and 1996, the Company had funds on deposit with a federally insured bank in excess of federal deposit insurance coverage limits.

NOTE P--BUSINESS ACQUISITIONS

  On August 31, 1997, the Company acquired certain assets and assumed certain liabilities of Lexington Mechanical Company, Inc. The acquisition was recorded as a purchase and, accordingly, the purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair value at the purchase date. The Company paid cash of $1,347,125 and issued a note payable to the former shareholder for the remaining balance of $1,341,918 for the net assets acquired.

  The original purchase price allocation follows:

Assets acquired:
Accounts receivable............................................... $ 3,151,236
Contract underbillings............................................     113,131
Other accounts receivable.........................................       4,650
Inventories.......................................................      34,383
Other fixed assets................................................     885,233
Goodwill..........................................................     120,000
                                                                   -----------
    Total Assets Acquired......................................... $ 4,308,633
                                                                   -----------
Liabilities assumed:
  Accounts Payable................................................ $(1,337,629)
  Contract overbillings...........................................    (217,641)
  Other accrued liabilities.......................................     (64,320)
                                                                   -----------
    Total Liabilities Assumed..................................... $(1,619,590)
                                                                   -----------
    NET ASSETS ACQUIRED........................................... $ 2,689,043
                                                                   ===========

  The following is a summary of the unaudited results of operations of Lexington Mechanical Company for the period beginning November 1, 1996 through August 31, 1997 (date of acquisition):

            Revenues......................... $14,666,849
                                              ===========
            Net Income....................... $   799,887
                                              ===========

                    IVEY MECHANICAL COMPANY (a partnership)

                         June 30, 1998, 1997 and 1996


  In September 1997, the Company purchased certain assets from T.W.W. Enterprises, Inc. d/b/a A/C service Specialties, in Texas (a residential service company) and began operations as Ivey Mechanical Services, LLC. The purchase price is immaterial to the accompanying financial statements.

  Results of the operations of the acquired entities have been included in the accompanying statement of income from the dates of acquisition forward.

NOTE Q--SUBSEQUENT EVENT

  On July 31, 1998, the General Partners executed a letter of intent to sell the stock of these companies to Consolidation Capital Corporation for an amount in excess of book value.